EXHIBIT 10.3

02 MICRO INTERNATIONAL LIMITED

Certification under Section 906 of the Sarbanes-Oxley Act

In connection with the periodic report of 02Micro International Limited (the “Company”) on Form 20-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the “Report”), I, Sterling Du, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: May 7, 2003	By:	/s/ STERLING DU
Sterling Du Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.